THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED HEREIN. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE APPLICABLE PROVISIONS HEREOF.


                             TFC ENTERPRISES, INC.
                    WARRANT (NO. 2) TO PURCHASE COMMON STOCK
                                 APRIL 4, 1997
            TFC ENTERPRISES, INC., a Delaware corporation, its successors or assigns (the "Company"), hereby certifies that, for value received, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, or its registered assigns (the "WARRANT HOLDER" or collectively the "WARRANT HOLDERS"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after April 4, 1997 but not after 5:00 p.m., prevailing Eastern Standard or Daylight Time, on the Expiration Date (as such term is hereinafter defined), 567,640 fully paid and nonassessable shares of Common Stock (as such term is hereinafter defined) of the Company (as adjusted from time to time as provided in this Warrant, the "WARRANT SHARES"), at a purchase price per share equal to the Warrant Exercise Price (as such term is hereinafter defined), in lawful money of the United States of America. The Company represents and warrants, as of the date hereof, that (a) there are 11,290,308 shares of the Common Stock issued and outstanding and (b) Exhibit D sets forth all options or other rights to acquire any shares of the Common Stock.

                          DEFINITIONS

            SECTION 1. (a) DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings, unless the context in which any such term is used herein clearly requires a different meaning:

            "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

            "Business Day," except as otherwise provided herein, means a day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Virginia are authorized or obligated by law or required by executive order to be closed.

            "Common Stock" means all shares now or hereafter authorized of the Company's Common Stock, $.01 par value per share, and stock of any other class into which such shares may hereafter be changed.

            "Convertible Securities" mean any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

            "Expiration Date" means March 31, 2002.

            "Market Price" means the average of the closing prices of Common Stock sales on all domestic exchanges (including the NASDAQ National Market System) on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the reported bid prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid prices quoted in the NASDAQ System as of 3:30 P.M., Eastern Standard Time, or if on any day the Common Stock shall not be quoted in the NASDAQ System, the average of the high and low bid prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 consecutive Business Days (or such other period as shall be specified herein) prior to the date as of which "Market Price" is being determined; provided, that if the Common Stock is listed on any domestic exchange, the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be deemed to be the higher of (i) the book value per share thereof, as determined by any firm of independent public accountants (which may include the independent auditors engaged by the Company) of recognized standing selected by the Board of Directors of the Company and acceptable to the Warrant Holder in its reasonable discretion (the Warrant Holder agreeing that the Company's current independent auditors and any other "Big 6" accounting firms engaged by the Company will be acceptable), as of the last day of which such determination shall have been made, or (ii) the fair value per share thereof reasonably determined in good faith by the Board of Directors of the Company as of the date which is within 15 days of the date as of which the determination is to be made (in determining the fair value per share thereof, the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries).

            "Person" means an individual or corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Warrant Exercise Price" shall initially be $1.00 per share and shall be adjusted and readjusted from time to time as provided in this Warrant.

            "Warrant Share Holder" means any holder of the Warrant Shares.

                        (B) OTHER DEFINITIONAL PROVISIONS. Except as otherwise specified herein:

                                   (i)          all references herein (A) to any
Person shall be deemed to include such Person's successors and assigns, and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                                    (ii)         Whenever used in this Warrant,
the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this Warrant unless otherwise specified.

                                   (iii)          When the context so requires,
the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

             SECTION 2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Warrant Holder then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by

                                     (i)        delivery of a written notice, in
the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify a number of Warrant Shares to be purchased not less than 1,000 (as adjusted from time to time as provided herein),

                                     (ii) payment to the Company of an amount
equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is then being exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check,

                                     (iii) surrender of this Warrant, properly
endorsed, at the principal office of the Company in Norfolk, Virginia, as set forth in Section 19 hereof (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof), and

                                     (iv) if the Warrant Shares issuable upon
the exercise of the rights represented by this Warrant have not been registered under the Securities Act, delivery to the Company by such holder of a letter in the form of Exhibit B hereto;

provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 15 hereof shall be applicable. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name directed by the holder, shall be delivered as directed by the holder within a reasonable time, not exceeding 15 Business Days, after such exercise. Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised. The person in whose name any certificate for Warrant Shares is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

             SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that:

                        (a) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable;

                        (b) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock, free of preemptive rights, to provide for the exercise of the rights then represented by this Warrant, and that the par value of such shares will at all times be less than the applicable Warrant Exercise Price. Before taking any action that would cause an adjustment reducing the Warrant Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Warrant Exercise Price; and

                        (c) If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares may be validly issued, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

             SECTION 4. ADJUSTMENT OF WARRANT EXERCISE PRICE UPON STOCK SPLITS, DIVIDENDS, DISTRIBUTIONS AND COMBINATIONS; ADJUSTMENT OF NUMBER OF WARRANT SHARES.

                         (a)        In case the Company shall subdivide at any
time its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities, payable in Common Stock or in Convertible Securities which are convertible with no additional consideration, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion); and, conversely, in the case that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                                     (b)        Upon each adjustment of the
Warrant Exercise Price as provided in this Section 4, the Warrant Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price after such adjustment.

            SECTION 5. ADJUSTMENT OF WARRANT EXERCISE PRICE UPON CERTAIN ISSUANCES OR SALES OF COMMON STOCK.

                        (a) Whenever the Company shall issue, sell or otherwise distribute any shares of its Common Stock (except as provided for in Section 6) and the amount of consideration per share is less than the Market Price in effect immediately prior to the time of such issuance or sale, then, forthwith upon such issue or sale, and thereafter successively upon each such issue, the Warrant Exercise Price shall be reduced to the amount determined by multiplying the Warrant Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, whose numerator shall be (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the current Market Price immediately prior to such issue or sale, and (y) the consideration received by the Company upon such issue or sale, and whose denominator shall be (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale multiplied by the current Market Price immediately prior to such issue or sale.

                        (b) For the purposes of this Section 5, the following clauses (i) to (v), inclusive, shall also be applicable:

                                    (i)          in case at any time the Company
shall in any manner grant any rights to subscribe for any rights or options to purchase any shares of Common Stock or any Convertible Securities, whether or not such rights or options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the purchase price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing
(x) the total amount, if any, received or receivable by the Company as consideration for the granting of all such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such Convertible Securities, the average aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (y) the maximum aggregate number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Market Price in effect immediately prior to the time of the granting of such rights or options, then the maximum aggregate number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed (as of the date of granting of such rights or options) to be outstanding and to have been issued for such price per share. No further adjustments of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, except as otherwise provided in clause (iii) below;

                                    (ii)         in case at any time the Company
shall issue or sell in any manner any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the purchase price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the maximum aggregate number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price in effect immediately prior to the time of such issue or sale, then the maximum aggregate number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed (as of the date of the issue or sale of such Convertible Securities) to be outstanding and to have been issued for such price per share, provided that, except as otherwise specified in clause (iii) below, (a) no further adjustment of the Warrant Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or upon exercise of any option to purchase any such Convertible Securities for which adjustments of the Warrant Exercise Price have been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale;

                                    (iii)          if the purchase price or
number of shares purchasable provided for in any right or option referred to in clause (i) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under, or by reason of, similar provisions contained in such securities designed to protect against dilution for which provision for adjustments in the Warrant Exercise Price are provided for in this Warrant), the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of the changed terms; and on the expiration of any such option or right referred to in clause (i) above or the termination of any such right to convert or exchange such Convertible Securities referred to in clause (i) or (ii) above, the Warrant Exercise Price then in effect hereunder shall forthwith be readjusted to such Warrant Exercise Price as would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities have been made upon the basis of the issuance of only the number of shares of Common Stock, if any, theretofore actually delivered upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities;

                                    (iv)         the cash consideration received
for any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities issued or sold shall be deemed to be the amount received therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed in connection therewith; in case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash (including any non-cash consideration received in respect of any acquisition by the Company of substantially all of the stock or assets of another entity) received by the Company for such shares shall be deemed to be the value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company; and

                                    (v)          the number of shares of Common
Stock outstanding at any given time shall not include such shares owned or held by or for the account of the Company; but the transfer from the Company of any such shares so owned or held shall be considered to be an issue or sale of Common Stock for the purposes of this Section 5.

                        (c) If the Company shall distribute to all holders of its Common Stock evidence of its indebtedness or assets, then in each such case the Warrant Exercise Price in effect immediately prior to such distribution shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the date of such distribution by a fraction whose numerator shall be the Market Price per share of Common Stock on the effective date of distribution less the then fair market value per share (as reasonably determined by the Board of Directors of the Company) of the assets or evidences of indebtedness so distributed and whose denominator shall be such Market Price per share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall be retroactively effective as of immediately after the record date for the determination of stockholders entitled to receive such distribution.

                        (d) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution of Common Stock, or (y) to receive rights or options to subscribe for Common Stock or Convertible Securities, then, for purposes of this Warrant, such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or option of subscription or purchase.

                        (e) Upon each adjustment of the Warrant Exercise Price as provided in this Section 5, the Warrant Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price after such adjustment.

             SECTION 6. REORGANIZATION, RECLASSIFICATION, ETC. In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from a par value to no par value or from no par value to a par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into, or exchanged for, stock or other securities or property of any other Person), or the sale of all or substantially all of the assets of the Company to another corporation shall be effected, or a share exchange shall be effected by the Company with another corporation or Person, or the liquidation of the Company, or any other event similar to any of the foregoing events (any of the foregoing, a "Reorganization Event"), then, this Warrant, upon exercise after such Reorganization Event, shall entitle the Warrant Holder to purchase the kind and number of shares of stock or other securities or property of the Company, or of the Person resulting from such Reorganization Event, to which the Warrant Holder would have been entitled if he had exercised the Warrant in full immediately prior to such Reorganization Event; and upon any Reorganization Event, appropriate provision shall be made with respect to the rights and interests of the Warrant Holder to the end that the provisions hereof (including, without limitation, provisions for the term of the Warrant, adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall be applicable thereafter, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any Reorganization Event unless prior to, or simultaneously with, the consummation thereof the successor Person (if other than the Company) resulting from such Reorganization Event shall assume by written instrument executed and mailed or delivered to the Warrant Holder at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

             SECTION 7. NOTICE OF ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Upon any adjustment of the Warrant Exercise Price or the number of Warrant Shares purchasable hereunder, the Company shall notify the Warrant Holder of the Warrant Exercise Price and number of Warrant Shares in effect after such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

             SECTION 8. COMPUTATION OF ADJUSTMENTS. Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

             SECTION 9.  NOTICE OF CERTAIN EVENTS.  In case at any time:

                         (a)        the Company shall declare any dividend or
distribution in respect of its Common Stock payable in Common Stock or Convertible Securities;

                         (b)        the Company shall offer for subscription pro
rata exclusively to the holders of its Common Stock any additional shares of stock of any class or other rights;

                         (c)        there shall be any capital reorganization,
or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another Person; or

                         (d)        there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;

             then, in any one or more of the above-referenced cases, the Company shall give to the Warrant Holder (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of such dividend, distribution or subscription rights, the date on which holders of capital stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of capital stock shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

             SECTION 10. NO CHANGE IN WARRANT TERMS ON ADJUSTMENT. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein, and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

             SECTION 11. REGISTRATION RIGHTS. The initial holder of this Warrant, and any assignee thereof, shall have the registration rights with respect to the Warrant Shares set forth in that certain Amended and Restated Registration Rights Agreement of even date herewith by and between the Company and such initial holder, a copy of which is attached hereto as Exhibit C.

             SECTION 12. TAXES. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer taxes involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the initial Warrant Holder or upon any transfer of this Warrant.

             SECTION 13. WARRANT HOLDER NOT DEEMED A SHAREHOLDER; INFORMATION; RIGHTS OFFERINGS.

                         (a)        No Warrant Holder, as such, shall be
entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon a Warrant Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, or receive dividends prior to the issuance of record to a Warrant Holder of the Warrant Shares to which he is then entitled to receive upon the due exercise of this Warrant.

                         (b)        Notwithstanding anything to the contrary
contained herein (i) so long as this Warrant or any portion hereof is outstanding, a Warrant Holder shall be entitled to receive from the Company copies of all annual financial statements generated by the Company, including but not limited to the annual audited financial statements of the Company, and any and all other notices and information provided, or required by applicable law or regulation to be provided, by the Company to its shareholders generally, and (ii) if the Company should offer to all of the Company's shareholders the exclusive right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Warrant Holder solely for the purposes thereof, and the Warrant Holder shall be entitled to participate in such rights offering.

                         (c)        No provision hereof, in the absence of
affirmative action by the Warrant Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Warrant Holder, shall give rise to any liability of such Warrant Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or otherwise.

             SECTION 14. PREEMPTIVE RIGHTS. The Company shall not grant any preemptive rights with respect to any of its capital stock without the prior written consent of the Warrant Holder.

             SECTION 15.  TRANSFER; OPINIONS OF COUNSEL; RESTRICTIVE LEGENDS.

                         (a)        This Warrant and any Warrant Shares shall be
registered on the books of the Company, and a copy of it shall be kept by the Company at its principal office set forth in Section 19 hereof.

                         (b)        Subject to the provisions of this Section
15, this Warrant may be transferred, in whole or in part, to any Person or business entity, by presentation of this Warrant to the Company at the office of the Company set forth in Section 19 hereof, with written instructions for such transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions.

                         (c)        The Company shall pay all expenses incurred
by it (but not those incurred by the Warrant Holder or Warrant Share Holder, as applicable) in connection with the preparation, issuance and delivery of Warrants or the Warrant Shares under this Section 15.

                         (d)        Prior to any sale, transfer or other
disposition of this Warrant or the Warrant Shares, as the case may be, the Warrant Holder or Warrant Share Holder, as applicable, will give ten (10) Business Days' notice to the Company of such Warrant Holder's or Warrant Share Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, absent registration under the Securities Act of the securities relating to such proposed transfer, shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel experienced in such matters for such Warrant Holder or Warrant Share Holder, stating whether, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

                         (e)        If such sale, transfer or other disposition
is subject to registration under the Securities Act, or may in the reasonable opinion of such counsel be effected without registration under the Securities Act, such Warrant Holder or Warrant Share Holder shall thereupon be entitled to transfer this Warrant or the Warrant Shares, as the case my be, in accordance with the terms of the notice delivered by such Warrant Holder or Warrant Share Holder to the Company. In the absence of such registration under the Securities Act, if in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such Warrant Holder or Warrant Share Holder shall not be entitled to so transfer this Warrant or the Warrant Shares, as the case may be, until such time as the foregoing conditions to transfer are fulfilled.

                        (f) Subject to the provisions of this Section 15, the Warrant Holder may at any time transfer this Warrant or the Warrant Shares, as the case may be, to an Affiliate of the Warrant Holder.

                        (g) Each certificate for Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend (and any additional legend or legends required by any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof:

                         The shares of stock represented by this certificate
            have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required.

                         The shares of stock represented by this certificate are
            held subject to the conditions as set forth in a certain Warrant to Purchase Common Stock dated April ____, 1997, pursuant to which such shares were initially issued. A copy of such Warrant to Purchase Common Stock is on file at the principal office of the Company.



             SECTION 16.  EXCHANGE OF WARRANT; NO REDEMPTION.

                         (a)        This Warrant is divisible into warrants of
smaller denominations or fractional warrants, and may be exchanged upon the surrender hereof, accompanied by written instructions with respect to such exchange, by the Warrant Holder at the office of the Company set forth in
Section 19 hereof for new Warrants of like provisions representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof.

                         (b)        This Warrant may not be called or redeemed
by the Company without the express written consent of the Warrant Holder.

             SECTION 17. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent number of Warrant Shares, but only upon receipt of evidence satisfactory to the Company in its reasonable discretion (which, in the appropriate instance, may include a reasonable certification) from the applicable Warrant Holder of such loss, theft or destruction of such Warrant and, if requested, indemnity also satisfactory to it in its reasonable discretion. Applicants for such substitute Warrant shall also pay such reasonable charges as the Company may prescribe relating to issuance of such new Warrant. Further, applicants for such substitute Warrant, other than General Electric Capital Corporation, shall also comply with such other reasonable assurances to protect the Company, including without limitation, a request to provide an indemnity bond sufficient in the reasonable judgment of the Company to protect it from and against any loss that it may suffer arising out of or relating to the issuance of a replacement Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be enforceable at any time by anyone.

             SECTION 18. REPRESENTATIONS OF WARRANT HOLDER. The Warrant Holder, by the acceptance hereof, represents that:

                         (a)        It is acquiring this Warrant for its own
account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.

                         (b)        It understands that this Warrant at the time
of issuance will not be registered under the Securities Act on the ground that the sale provided for in this Warrant and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Company's reliance on such exemption is predicated in part on Warrant Holder's representations set forth herein.

                         (c)        It has such knowledge and experience in
financial and business matters as to be capable of evaluating the merits and risks of Warrant Holder's investment in the Warrant, Warrant Holder has the ability to bear the economic risks of such investment, and Warrant Holder has no need for liquidity with respect to this Warrant.

                         (d)        It understands that this Warrant may not be
sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering this Warrant or an available exemption from registration under the Securities Act, this Warrant may need to be held indefinitely.

                         (e)        It represents that the Warrant Holder is an
"accredited investor" as that term is defined in Rule 501 promulgated by the Commission pursuant to the Securities Act.

                         (f)        It has obtained, in its judgment, sufficient
information from the Company to evaluate the merits and risks of an investment in this Warrant.

            SECTION 19. NOTICE. All notices and other communications under this Warrant shall be (a) in writing (which shall include communications by telex or other facsimile transmission, promptly construed in writing), (b) sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand, and (c) be given at the following respective addresses and telecopier and telephone numbers and to the attention of the following Persons:

                                    (i)    if to the Company, to it at:

                                           5425 Robin Hood Road
                                           Suite 101A
                                           Norfolk, Virginia  23513
                                           Attention:  President
                                           Facsimile No.:  (757) 858-4073
                                           Telephone No.:  (757) 858-1400

                                           with copies to:

                                           John M. Paris, Esquire
                                           Kaufman & Canoles
                                           Post Office Box 3037
                                           Norfolk, Virginia  23514
                                           Facsimile No.:  (757) 624-3169
                                           Telephone No.:  (757) 624-3181


                                    (ii)   if to the Warrant Holder, to him at:

                                           Nicholas L. Calabrese, Esquire
                                           Auto Financial Services
                                           General Electric Capital Corporation
                                           600 Hart Road
                                           Barrington, Illinois  60010
                                           Facsimile No.:  (847) 304-3444
                                           Telephone No.:  (847) 304-3374

                                           with copies to:

                                           William L. Pitman, Esquire
                                           Williams, Mullen, Christian & Dobbins
                                           Post Office Box 1320
                                           Richmond, Virginia  23210-1320
                                           Facsimile No.:  (804) 783-6456
                                           Telephone No.:  (804) 783-6474


or at such other address, telecopier or telephone number or to the attention of such other person as the party to which such information pertains may hereafter specify for the purpose in a notice to the other party.

             SECTION 20. JUDICIAL PROCEEDINGS. Any judicial proceeding brought against the Company with respect to this Warrant may be brought in any court of competent jurisdiction in the Commonwealth of Virginia, and, by execution and delivery of this Warrant, the Company and the Warrant Holder (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate courts, and (b) irrevocably waive any objection it may now or hereafter have as to the venue of any such suit, action or proceedings brought in such court or that such court is an inconvenient forum. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Warrant Holder to bring proceedings against the Company in the courts of any other jurisdiction.

             SECTION 21. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be interpreted, construed and enforced in accordance with the laws of the Commonwealth of Virginia, exclusive, however, of such Commonwealth's rules respecting the choice of law.

            SECTION 22. DATE. The date of this Warrant is as of April 4, 1997. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 15 shall continue in full force and effect after such date as to any Warrant Shares issued on or prior to the Expiration Date upon the exercise of this Warrant.



                          [ Intentionally left blank ]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and its corporate seal to be hereunto affixed as of the ____ day of April, 1996.
                                                        TFC ENTERPRISES, INC.



                                                        By:____________________

                                                        Name:__________________

                                                        Title:_________________

ATTEST:



By:______________________________

Name:___________________________

Title:____________________________


ACCEPTED AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION


0By:_____________________________

Name:__________________________

Title:___________________________

                                                                    EXHIBIT A


                                 WARRANT (NO. 2)
                                SUBSCRIPTION FORM
              TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES
                            TO EXERCISE THIS WARRANT.

                              TFC ENTERPRISES, INC.


            The undersigned hereby exercises the right to purchase _____ Warrant Shares covered by this Warrant according to the conditions thereof and herewith makes payment of $______________, the aggregate Warrant Exercise Price of such Warrant Shares, in full.



                                        --------------------------------

                                        DATE:__________________________

                                                                EXHIBIT B


Address:

------------------------------

------------------------------

Attention:  President

            RE:  Exercise of Warrant (No. 2), Dated as of April ____, 1997

Dear Sirs:

            In connection with the undersigned's purchase of _____ shares of the Common Stock of TFC Enterprises, Inc., upon exercise of the Warrant therefor (the "Purchased Shares"), the undersigned confirms and agrees as follows:

            1. As the purchaser of the Purchased Shares in a transaction not registered under the Securities Act of 1933 (the "Act"), the undersigned is purchasing such Purchased Shares for its own account for investment and (subject to the disposition of its property being at all times within its control) not with a view to any resale, distribution or other disposition thereof; and the undersigned is proceeding on the assumption that it must bear the economic risk of the investment for an indefinite period, since the Purchased Shares may not be sold except as provided in paragraph 2 below.

            2. The undersigned agrees that, if in the future the undersigned should decide to dispose of such Purchased Shares (such disposition not being presently foreseen or contemplated), the undersigned will not offer, sell, transfer or exchange such Purchased Shares, except (a) pursuant to Section 15 of the Warrant and (b) under the conditions that would not violate the Act.

            3. The undersigned is purchasing such Purchased Shares pursuant to an exemption from the registration requirements of the Act.



                                      ------------------------------------------

                                      DATE:____________________________________

                                                                EXHIBIT C



                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                                                EXHIBIT D

               LIST OF OPTIONS AND RIGHTS TO ACQUIRE COMMON STOCK

                              TFC ENTERPRISES, INC.

OPTION HOLDER            NUMBER               PRICE                TERM
                         SHARES
------------------------------------------ ----------------- ---------------

Charles M. Johnson          17,390            $11.50           5/9/95-12/31/99
                            14,632            $11.50           5/9/95-12/31/99

Joseph R. Becka             17,390            $11.50           5/9/95-12/31/99
                           153,590            $11.50           5/9/95-12/31/99

George R. Kouri             17,390            $11.50           5/9/95-12/31/99
                           193,986            $11.50           5/9/95-12/31/99

Preston K. Gregory           7,436            $11.50           5/9/95-12/31/99
                            14,632            $11.50           5/9/95-12/31/99

Ronald G. Tray              39,679            $11.50           5/9/95-12/31/99

David W. Karsten           100,000            $1.125          1/1/97-12/31/2006

Ronald G. Tray              50,000             $1.25          1/1/97-12/31/2006

Robert S. Raley, Jr.       200,000             $1.44         1/1/97 - 12/31/2006

*General Electric Capital
 Corporation               567,640             $1.00          12/20/96-3/31/2002


* The Warrant granted to General Electric Capital Corporation on December 20, 1996, for 567,640 Warrant Shares was amended by that certain Allonge, dated as of the date of this Agreement, to reduce the Exercise Price from $2.00 to $1.00 per share and to change the Expiration Date of the Warrant from 12/31/2000 to 3/31/2002.